UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 31, 2007

                                DST SYSTEMS, INC.
              (Exact name of registrant as specified in its charter)

                                    Delaware
                (State or other jurisdiction of incorporation)

          1-14036                                     43-1581814
    (Commission File Number)               (I.R.S. Employer Identification No.)

333 West 11th Street, Kansas City, Missouri                          64105
(Address of principal executive offices)                           (Zip Code)

                                 (816) 435-1000
               Registrant's telephone number, including area code

                                 Not Applicable
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     The Compensation Committee of the Board of Directors of DST Systems, Inc. (the "Company") has approved an amendment and restatement, effective December 31, 2007, of each of several rabbi trusts. The Company maintains the unfunded trusts in connection with separation pay provisions of employment agreements, continuing accounts under the Executive Plan and the Supplemental Executive Retirement Plan, the Directors' Deferred Fee Plans (terminated and current), and incentive compensation to be paid under the 2005 Equity Incentive Plan.

     Upon the occurrence of certain triggering events described in each trust (e.g., a change in control of the Company), the Company may in its discretion fund each trust equal to the sum of the payout obligations under the applicable plans or agreements. If the Company fails to honor obligations under such plans or agreements on or after a change in control and the trusts have been funded by the Company, the trusts are to distribute the required amounts to the obligees. No amounts are currently payable under the trusts, as no change in control and failure to meet plan or agreement obligations has occurred. The amounts payable by any funded trusts would depend on amounts due and owing under the applicable benefit plans or employment agreements at the time of events triggering trust account distributions.

     The trusts require the Company to be solvent to distribute trust accounts. Trust assets are subject to creditor claims in the event of the Company's bankruptcy. Until a change in control (as defined in the trusts) occurs, the Compensation Committee may revoke the trusts.

     The Compensation Committee has restated the trusts to incorporate numerous historical amendments, regulatory updates, and the updated change in control definition the Board of Directors adopted in connection with the 2005 Equity Incentive Plan. Absent Compensation Committee action, the trusts will expire December 31, 2012. The form of trust agreement attached hereto replaces the form trust agreement and amendments thereto listed as Exhibits 10.7.1 through 10.7.4 to the Company's Form 10-K Annual Report for 2006. This summary does not purport to be complete and is qualified in its entirety by reference to the form of trust agreement attached hereto.

ITEM 9.01  Financial Statements and Exhibits

(d). Exhibits.

Exhibit
Number            Description

10.1 Form of Trust Agreement between the Company as settlor and Marshall & Ilsley Trust Company as trustee

                            Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 7th day of January, 2008.


                            DST SYSTEMS, INC.


                            By:    /s/ Randall D. Young
                            Name:  Randall D. Young
                            Title: Vice President, General Counsel, Secretary


                                                                   EXHIBIT 10.1

                  FOURTH AMENDMENT TO AND RESTATEMENT OF
                             TRUST AGREEMENT
               DST - EXECUTIVE PLAN, SUPPLEMENTAL EXECUTIVE
           RETIREMENT PLAN, AND INCENTIVE DEFERRED CASH PROGRAM

         This Fourth Amendment to and Restatement of Trust Agreement made as of this 13th day of December, 2007, to be effective as of December 31, 2007, by DST Systems, Inc., as Settlor.

         WHEREAS, DST Systems, Inc., as Settlor, and United Missouri Bank of Kansas City, N.A., as Trustee, executed a Trust Agreement, TUA DST - Executive Plan and Supplemental Executive Retirement Plan, #25-368-04, on October 20, 1995, which has been amended from time to time, the most recent amendment being the Third Amendment of Trust Agreement dated December 16, 2004 (the Trust Agreement, as amended by such amendments, is herein referred to as the "Amended Trust Agreement"), which Third Amendment reflected the change in Trustee to Marshall & Ilsley Trust Company, N.A.;

         WHEREAS, under Section 12(a) of said Amended Trust Agreement, Settlor reserved the right at any time prior to a Control Change Date, as defined in
Section 1(f) of said Amended Trust Agreement, to amend or revoke the same, in whole or in part, which right Settlor now desires to exercise;

         WHEREAS, as of this date, no Control Change Date has occurred;

         NOW, THEREFORE, pursuant to the right reserved to Settlor under Section 12(a) thereof, Settlor does hereby further amend said Amended Trust Agreement by revoking in full Sections 1 through 15 thereof and providing new Sections 1 through 16 to read as follows, such amendment to be effective on the date hereof:

         Section 1.        Definitions.

         As used herein, the following terms shall have the following meanings:

                  (a) "Nonqualified Plan" shall mean the nonqualified deferred compensation Plan as listed in Appendix A, as the same is in effect on the Control Change Date;

                  (b) "Beneficiary" or "Beneficiaries" shall mean an individual or entity or individuals or entities who are or who become entitled to receive a benefit under the Nonqualified Plan;

                  (c) "Employee" shall mean an individual who, as of the earlier of a Control Change Date or the date of a Solicitation of a Change in Control of Company, is or was an employee of Company or of one Company's subsidiaries or affiliates and either is a participant in the Nonqualified Plan or is a former participant in the Nonqualified Plan who has not yet received all amounts due him under the Nonqualified Plan;

                  (d) "Supplemental Benefits" shall mean those benefits payable under the terms of the Nonqualified Plan; (e) "Change in Control of Company" shall be deemed to have occurred if:

                           (1) the Incumbent Directors cease for any reason to
                  constitute at least seventy-five percent (75%) of the directors of Company then serving;

                           (2) any "person" (as such term is used in Sections
                  13(d) and 14(d)(2) of the Exchange Act) other than Company or any majority-owned subsidiary of Company, or an employee benefit plan of Company or of any majority-owned subsidiary of Company shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of Company representing twenty percent (20%) or more (calculated in accordance with Rule 13d-3) of the combined voting power of Company's then outstanding Voting Securities; provided, however, that a person's becoming such a beneficial owner shall not constitute a Change in Control of Company if such person is party to an agreement that limits the ability of such person and its affiliates (as defined in Rule 12b-2 under the Exchange Act) to obtain and exercise control over the management and policies of Company;

                           (3) a Reorganization Transaction is consummated,
                  other than a Reorganization Transaction which results in the Voting Securities of Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least sixty percent (60%) of the total voting power represented by the Voting Securities of such surviving entity outstanding immediately after the Reorganization Transaction, if the voting rights of each Voting Security relative to the other Voting Securities were not altered in the Reorganization Transaction; or

                           (4) the stockholders of Company approve a plan of
                  complete liquidation of Company, other than in connection with a Reorganization Transaction.

         For purposes of this Section 1(e) and the definition of Change in Control of Company, the following terms have the meaning set forth below:

                  (A) "Incumbent Directors" means (i) an individual who was a member of the Company Board of Directors on the date thisamendment was signed; or (ii) an individual whose election, or nomination for election by Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Company Board of Directors then still in office who were members of the Company Board of Directors on such date; or (iii) individuals whose election, or nomination for election by Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Company Board of Directors then still in office who were elected in the manner described in (i) or (ii) above; provided that no director whose election was in connection with A proposed transaction which, if consummated, would be a Change in Control shall be an Incumbent Director;

                  (B) "Related Party" means (i) a majority-owned subsidiary of Company; or (ii) an employee or group of employees of Company or of any majority-owned subsidiary of Company; or (iii) an employee benefit plan of Company or of any majority-owned subsidiary of Company; or (iv) a corporation owned directly or indirectly by the stockholders of Company in substantially thE same proportion as their ownership of the voting power of Voting Securities of Company.

                  (C) "Reorganization Transaction" means a merger, reorganization, consolidation, or similar transaction or a sale of all or substantially all of Company's assets other than any such sale which would result in a Related Party owning or acquiring more than fifty percent (50%) of the assets owned by Company immediately prior to the sale.

                  (D) "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors, but not including any other class of securities of such corporation that may have voting power by reason of the occurrence of a contingency.

                  (E) "Control Change Date" shall be the date on which a Change in Control of Company occurs;

                  (F) "Insolvent" shall mean (i)Company is unable to pay its debts as they mature or (ii)Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code;

                  (G) "Trust Account" shall mean the separate account that Trustee shall establish and maintain for each Employee under this Trust;

                  (H) "Beneficiary of a Trust Account" shall mean the Employee for whom such Trust Account is maintained and any individual or entity who is or becomes entitled to receive such Employee's Supplemental Benefits under the terms of the Nonqualified Plan; and

                  (I) "Solicitation of a Change in Control of Company" shall be deemed to have occurred if (i) a "person" as such term is used in Sections 13(d) and 14(d)(a) of the Securities Exchange Act of 1934 (the "Exchange Act") other than Company, any wholly-owned subsidiary of Company, an employee benefit plan of Company or of any majority-owned subsidiary of Company (regardless of whether such ownership is determined by equity interest or voting power) or any entity holding shares of Company's common stock for or pursuant to the terms of any such plan, commences, or announces an intention to commence any action to effect, or which would reasonably result in a Change in Control of Company.

         Section 2.        Purpose.

         The purpose of this Trust is solely to secure to the Beneficiaries any rights that they may have or may become entitled to under the terms of the Nonqualified Plan to the extent that the Company is not Insolvent at the time the Beneficiary is entitled to payment of Supplemental Benefits. This Trust is not intended to and shall not be construed to create or provide any additional rights, beyond such security, to Beneficiaries beyond those rights created by the Nonqualified Plan.

         Section 3.        Trust Fund.

                  (a) Subject to the claims of its creditors as set forth in
         Section 5, Company hereby deposits with Trustee, in trust, Five Dollars ($5.00), which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

                  (b) Company may at any time or from time to time make additional deposits of cash or other property in trust with Trustee to be added to the principal of the Trust and to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Beneficiary shall have any right to compel such additional deposits.

                  (c) The Trust hereby established shall be revocable by the Company until a Control Change Date as provided in Section 1(f) hereof; thereafter, the Trust shall be irrevocable and not subject to change, alteration, or amendment by Company, and except as provided in Section 13 hereof, Company shall have no right or power whatsoever to terminate in whole or in part the trust estate herein created, and except as provided in Sections 6 and 13 hereof, in no event shall any of the property subject to the terms and provisions hereof revert to Company.

                  (d) The Trust is intended to be a grantor trust, of which Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A, of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

                  (e) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of and general creditors as herein set forth. Neither a Beneficiary, nor the Nonqualified Plan, shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Nonqualified Plan and this Trust Agreement shall be mere unsecured contractual rights of a Beneficiary against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 1(g) herein.

         Section 4.        Payments to Beneficiary.

                  (a) At the time of any contribution to the Trust, other than the initial contribution, the trust estate not heretobefore divided shall be divided and segregated into separate Trust Accounts for each Employee in proportion to the bookkeeping accounts that Company maintains for each Employee under the Nonqualified Plan. Each such Trust Account shall continue in trust and be separately held and distributed as provided below. Prior to a Control Change Date, any income earned on a Trust Account, if not distributed as provided below, shall be accumulated and added to the principal of such Trust Account.

                  (b) On and after the Control Change Date (or earlier, if the Board of Directors of Company so notified Trustee in writing), if and to the extent that Company breaches its obligation under the Nonqualified Plan to provide Supplemental Benefits:

                           (1) Subject to Section 5 below, Trustee shall make
                  payments of Supplemental Benefits to the Beneficiary of a Trust Account from the net income derived from such Trust Account, and from the principal thereof if and to the extent such net income is not sufficient, in accordance with the terms of the Nonqualified Plan. Any net income not so distributed shall be accumulated and periodically added to the principal of such Trust Account. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Company.

                           (2) The entitlement of a Beneficiary to benefits
                  under the Plan shall be determined by Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

                           (3) Company may make payment of benefits directly to
                  Beneficiaries as they become due under the terms of the Plan. Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to Beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, Company shall make the balance of each such payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient.

                           (4) If there are assets remaining in any Trust
                  Account at the time that all payments of Supplemental Benefits required to be made to any Beneficiary of such Trust Account under the terms of the Nonqualified Plan have been made, such remaining assets will be allocated pro rata among and added to all other remaining Trust Accounts.

         Section 5. Trustee Responsibility Regarding Payments to Trust Beneficiary When Company Insolvent.

                  (a) At all times during the continuance of this Trust, as provided in Section 3(e) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below.

                           (1) The Board of Directors and the Chief Executive
                  Officer of Company shall have the duty to inform Trustee in writing of Company's Insolvency. If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has become Insolvent, Trustee shall independently determine, within thirty days after receipt of such notice, whether Company is Insolvent and, pending such determination, Trustee shall discontinue payment of Supplemental Benefits to all Beneficiaries.

                           (2) Unless Trustee has actual knowledge of Company's
                  Insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Company is Insolvent. Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency. In no event shall Trustee be liable to any person for its determination as to whether Company is Insolvent.

                           (3) If at any time Trustee has determined that
                  Company is Insolvent, Trustee shall discontinue payments to Beneficiaries and shall hold the assets of the Trust for the benefit of Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Beneficiaries to pursue their rights as general creditors of Company with respect to benefits due under the Nonqualified Plan or otherwise.

                           (4) Trustee shall resume the payment of Supplemental
                  Benefits to Beneficiaries in accordance with Section 4 of this Trust Agreement only after Trustee has determined that Company is not Insolvent (or is no longer Insolvent).

                  (b) Provided that there are sufficient assets, if Trustee discontinues payments of Supplemental Benefits from the Trust pursuant to Section 5(a) above and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments that would have been made to a Beneficiary in accordance with the Nonqualified Plan during the period of such discontinuance, less the aggregate amount of payments made to such Beneficiary directly by Company in lieu of the payments provided for hereunder during any such period of discontinuance.

         Section 6.         Payments to Company.

         Company shall have no right or power to direct Trustee to return to Company or to divert to others any of the Trust assets before all payments of Supplemental Benefits have been made to all Beneficiaries pursuant to the Nonqualified Plan, except upon termination of the Trust as provided in Section 13 below.

         Section 7.        Investment of Trust Estate.

         Prior to a Control Change Date, Trustee shall invest the trust estate as Company prescribes, other than in securities (including stock or rights to acquire stock) or obligations issued by Company, not including, however, a de minimus amount held in common investment vehicles in which Trustee invests. After a Control Change Date, Trustee shall invest the trust estate as Trustee shall determine, according to the standards set forth in Section 10 below. All rights associated with assets of the Trust shall be exercisable by Trustee or the person designated by Trustee, and shall in no event be exercisable by Beneficiaries.

         Section 8.        Disposition of Income.

         Except as otherwise specifically provided herein, during the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

         Section 9.        Accounting by Trustee.

         Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be done. All such accounts, books and records shall be open to inspection and audit at all reasonable times by Company, and each Beneficiary of a Trust Account shall have the right to inspect and audit all such accounts, books and records as to such Trust Account. After a Control Change Date, within sixty days following the close of each calendar year and within sixty days after the removal or resignation of Trustee, Trustee shall deliver to Company and to each of the Beneficiaries a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. If no objection is made to the accounting by Company or a Beneficiary within ninety days after mailing or delivery thereof, Company and the Beneficiaries shall be conclusively presumed to have approved all matters reflected in the accounting.

         Section 10.       Responsibility of Trustee.

                (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims in the management of the affairs of others; provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Company which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by Company. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

                  (b) Trustee shall not be required to undertake or to defend any litigation arising in connection with this Trust Agreement, unless it be first indemnified by Company against its prospective costs, expenses and liability, and Company hereby agrees to indemnify Trustee for such costs, expenses, and liability. If Company breaches its obligations under this Section 10(b) and refuses to indemnify Trustee for such costs, expenses and liability, then any Beneficiary or Beneficiaries may so indemnify Trustee, and Trustee shall then be required to undertake or defend such litigation.

                  (c) Trustee may consult with legal counsel (who may also be counsel for Trustee generally) with respect to any of its duties or obligations hereunder, and shall be fully protected in acting or refraining from acting in accordance with the advice of such counsel.

                  (d) Trustee may hire agents, brokers, accountants, actuaries, custodians, and financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

                  (e) Trustee shall have, without exclusion, all powers conferred on trustees by applicable law unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power, except in accordance with Section 12(c) hereof, to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

                  (f) None of the Trustees, whether named herein or appointed by any court or person, shall be required to file any inventory with, make any accounting or report to or qualify before any court or public official or be required to give any bond, regardless of any requirement of law, statute or rule of court to the contrary, it being the intention hereby to relieve each and every one of the Trustees from any and all such and similar requirements.

                  (g) If there are two or more trusts or shares of any trust created hereunder, then the principal of the several trusts or shares may be commingled and held as one fund with the separate trusts or shares having undivided interests therein appropriately identified on the books of Trustee.

                  (h) Any successor Trustee at any time serving hereunder shall have and possess all of the rights, powers, privileges, immunities and discretions herein conferred upon the original Trustee in its capacity as such. No successor Trustee shall be liable or responsible for any losses or expenses resulting from or occasioned by anything done or neglected to be done in the administration of the Trust prior to becoming a Trustee.

                  (i) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and deriving the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

         Section 11.       Compensation and Expenses of Trustee.

         Trustee shall be entitled to receive reasonable compensation for its services in such amounts as Trustee shall determine, but such compensation shall not exceed such amounts as are usually charged at the time by banks and trust companies with trust powers for similar services in Kansas City, Missouri, in accordance with their regularly published fee schedule in effect from time to time. Trustee shall also be entitled to receive its reasonable expenses incurred with respect to the administration of the Trust, including fees incurred by Trustee pursuant to Section 10(c) and 11(d) of this Trust Agreement, which expenses shall not reduce the compensation payable to Trustee. Such compensation and expenses shall be payable out of the trust estate, pro rata out of each Trust Account.

         Section 12.       Replacement of Trustee.

                  (a) Trustee may be removed at any time by Company prior to a Control Change Date, or by a majority of current Beneficiaries after a Control Change Date, or may resign, in which case a new corporate trustee, which shall be independent and not subject to control of either Company or any Beneficiary and which shall have combined capital and surplus of at least ten million dollars, shall be appointed by Company, if such removal or resignation occurs prior to a Control Change Date, or by a majority of the currentBeneficiaries, if such removal or resignation occurs after a Control Change Date.

                  (b) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within thirty days after receipt of notice of resignation, removal or transfer, unless Company extends the time limit.

                  (c) The successor Trustee need not examine the records and acts of any prior Trustee and may retain oR dispose of existing Trust assets, subject to Sections 9 and 10 hereof. The successor Trustee shall not be responsible for and Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

          Section 13.      Amendment or Termination.

                  (a) Company reserves the right at any time prior to a Control Change Date, by its act alone and without the consent or approval of any person, to alter, amend, modify or revoke, in whole or in part, this Trust Agreement and the trust estates hereby created; PROVIDED, however, that no such alteration, amendmenT or modification shall change the duties, responsibilities or obligations of Trustee hereunder or reduce the compensation to which Trustee is entitled unless Trustee shall consent thereto in writing. Such right to alter, amend, modify or revoke this Trust Agreement shall be exercised by the execution of a written instrument signed by Company and delivered to Trustee. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Nonqualified Plan or make the Trust revocable after it has become irrevocable iNaccordance with Section 3(c) hereof.

                  (b) The Trust shall terminate upon the first to occur of the following:

                           (1) The revocation of this Trust Agreement pursuant
                  to Section 13(a);

                           (2) If there has been a Change in Control of Company,
                  the date on which no Beneficiary is entitled to any Supplemental Benefits pursuant to the Nonqualified Plan;

                           (3) The distribution of all assets of the Trust;

                           (4) The expiration of five years from the date of
                  execution of this Trust Agreement if there has been no Change in Control of Company nor a Solicitation of Change in Control of Company;

                           (5) The expiration of twenty years and eleven months
                  after the death of the last to die of all Beneficiaries living on the date of the execution of this Trust;

                           (6) The written agreement of Company and those
                  Employees who are the Beneficiaries of Trust Accounts that equal, taken together, 70% of the total trust estate by value as of that time, to terminate the Trust.

                  (c) Upon termination of the Trust as provided in Section 13(b,any assets remaining in the Trust shall be returned to Company.

         Section 14.       Severability and Alienation.

                  (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition without invalidating the remaining provisions hereof.

                  (b) Benefits of any Beneficiary under this Agreement may not be transferred, anticipated, assigned (either at law or in equity), alienated or subjected to attachment, garnishment, levy, execution or other legal or equitable process and no benefit actually paid to any Beneficiary by Trustee shall be subject to any claim for repayment by Company or Trustee.

                  (c) This instrument shall extend to and be binding upon the successors and assigns of Company and upon the successors of Trustee.

         Section 15.       Governing Law.

         This Trust Agreement shall be governed by and construed and the validity of the trust hereby created shall be determined in accordance with the laws of Missouri without regard to conflicts of laws principles.

         Section 16.       Choice of Forum.

         Company and Trustee hereby agree that all actions or proceedings arising directly or indirectly from this Trust Agreement shall be commenced and litigated in the Circuit Court of Jackson County, Missouri, and shall not be removed or transferred to any other court.

         IN WITNESS WHEREOF, Company and Trustee have executed this Agreement as of the date first above written.

                                DST Systems, Inc., Settlor
                                By: /s/ Kenneth V. Hager
                                Kenneth V. Hager
                                Vice President, Chief Financial Officer and
                                 Treasurer

                       ACKNOWLEDGMENT OF AMENDMENT

         Marshall & Ilsley Trust Company, N.A., does hereby acknowledge that it is the duly qualified and acting Trustee under the aforesaid Amended Trust Agreement, that it has received the foregoing executed by DST Systems, Inc., as Settlor, and that it does hereby acknowledge amendment of said Amended Trust Agreement.

         IN WITNESS WHEREOF, the Trustee, Marshall & Ilsley Trust Company, N.A., has caused these presents to be executed as of the day and year first above written.

                                 MARSHALL & ILSLEY TRUST COMPANY, N.A.

                                 By:    /s/ Stephanie Napier
                                 Name:  Stephanie Napier
                                 Title: Vice President and Senior Trust Counsel


                                 By:    /s/ William D. Magee
                                 Name:  William D. Magee
                                 Title: Vice President


                                APPENDIX A

     "Nonqualified Plan" for purposes of this Trust Agreement shall mean:


         * DST Systems, Inc. Executive Plan, which was terminated on December 31, 1995, but pursuant to which account balances continue to be held;

         * DST Systems, Inc. Supplemental Executive Retirement Plan, originally effective January 1, 1999 (both pre-2005 amounts and post-2004 amounts, regardless of whether subject to Code Section 409A); and

         * Amounts deferred (whether voluntarily or mandatorily) under the annual incentive program and procedures established under Section 13 of the 2005 Equity Incentive Plan.